UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

February 18, 2004
(Date of earliest event reported)

ACME Communications, Inc.
(Exact name of registrant as specified in its charter)

DE	000-27105	33-0866283
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 E. Fourth St. Suite 202 Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   714-245-9499

Item 7. Financial Statements and Exhibits.

(c)     Exhibit 99.1. Press release dated February 18, 2004

Item 12. Results of Operations and Financial Condition.

On February 18, 2004, ACME Communications, Inc. issued a press release setting forth its results for the fourth quarter and full year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Exhibit Index
99.1	Press release dated February 18, 2004

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACME Communications, Inc. (Registrant)
February 18, 2004 (Date)	/s/ THOMAS D. ALLEN Thomas D. Allen Executive Vice President and Chief Financial Officer